SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report: January 13, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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               Delaware                                  52-1972128
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       (State of Incorporation)                (I.R.S. Employer Identification
                                                            No.)



7485 New Horizon Way, Frederick, Maryland                         21703
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 Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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   (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K, dated November 23, 1999 and filed with the Commission on December 8, 1999 (the "Current Report") by replacing Exhibit No. 4 attached to the Current Report with Exhibit No. 4 attached hereto.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description

            (EX-4) Pooling and Servicing Agreement, dated as of November 23, 1999, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association and First Union National Bank, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORWEST ASSET SECURITIES CORPORATION

January 13, 2000

                                       -----------------------------------------
                                       Alan McKenney
                                       Vice President




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                                    INDEX TO EXHIBITS

Exhibit No.                 Description                         Paper (P) or
                                                                Electronic (E)
-------------               ---------------                     ---------------
(EX-4)                      Pooling and Servicing Agreement,          E
                            dated as of November 23, 1999
                            among Norwest Asset Securities
                            Corporation, Norwest Bank
                            Minnesota, National Association
                            and First Union National Bank, as
                            trustee.